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                                                                   EXHIBIT 10.78


                         MASTER JOINT VENTURE AGREEMENT
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                                TABLE OF CONTENTS

                                                                                                               PAGE
1.       Joint Venture........................................................................................    1
         a.       Formation...................................................................................    1
         b.       Initial Capitalization......................................................................    1
         c.       Operating Agreement.........................................................................    2
         d.       Business Plan...............................................................................    2

2.       Collection of Accounts...............................................................................    2

3.       Facilities Contracts.................................................................................    2

4.       Payment to Care Source Principals....................................................................    3

5.       Employment of Care Source Principals.................................................................    3

6.       OptimumCare Stock Options............................................................................    3

7.       Company's Principal Place of Business................................................................    3

8.       Confidentiality; No Competition......................................................................    3
         a.       Confidentiality.............................................................................    3
         b.       Noncompetition by Care Source and Care Source
                  Principals..................................................................................    4
         c.       Noncompetition by OptimumCare...............................................................    4
         d.       Remedies....................................................................................    4
         e.       Acknowledgements of OptimumCare, Care Source and the
                  Care Source Principals......................................................................    4
         f.       Savings Clause..............................................................................    5

9.       Representations and Warranties of Care Source........................................................    5
         a.       Status; Authority...........................................................................    5
         b.       Facility Contracts..........................................................................    5
         c.       Adverse Claims..............................................................................    5
         d.       Financial Condition.........................................................................    5
         e.       No Misrepresentations.......................................................................    6

10.      Representations and Warranties of OptimumCare........................................................    6
         a.       Status; Authority...........................................................................    6
         b.       No Misrepresentations.......................................................................    6

11.      Survival of Representations and Warranties...........................................................    6


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
12.      Indemnification......................................................................................    6
         a.       Care Source.................................................................................    6
         b.       OptimumCare.................................................................................    7
         c.       No Representations and Warranties Made as to Legal
                  Effect of Agreement.........................................................................    7

13.      OptimumCare Buy-Out of Care Source...................................................................    7
         a.       Mandatory Buy-Out in 5th Year...............................................................    7
         b.       4th Year Buy-Out............................................................................    7
         c.       Change of Control...........................................................................    8
         d.       Buy-Out Price and Terms of Payment..........................................................    8

14.      Rights of First Refusal..............................................................................    9
         a.       OptimumCare Grant of Rights of First Refusal................................................    9
         b.       Care Source and Care Source Principals Grants of
                  Rights of First Refusal.....................................................................    9

15.      Termination..........................................................................................   10

16.      Mandatory Repurchase.................................................................................   10

17.      Miscellaneous........................................................................................   11
         a.       Notices.....................................................................................   11
         b.       Headings....................................................................................   11
         c.       Governing Law...............................................................................   11
         d.       Partial Invalidity..........................................................................   11
         e.       Successors and Assigns......................................................................   12
         f.       Waiver......................................................................................   12
         g.       Time of the Essence.........................................................................   12
         h.       Expenses....................................................................................   12
         i.       Attorneys Fees..............................................................................   12
         j.       Further Assurances..........................................................................   12
         k.       Exhibits....................................................................................   13
         l.       Integration.................................................................................   13
         m.       Amendments..................................................................................   13
         n.       Counterparts................................................................................   13
         o.       Authority...................................................................................   14

                                    EXHIBITS

Exhibit A         -        Articles of Organization

Exhibit B         -        Operating Agreement

Exhibit C         -        Form of Employment Agreement

Exhibit D         -        Terms of Options

Exhibit E-1                -        Care Source and Care Source Principals
                           Activities Not Subject to Section 8.b

Exhibit E-2                -        OptimumCare Activities Not Subject
                           to Section 8.c

Exhibit F         -        Service Area

                                    SCHEDULES

Schedule 1        -      Facilities Contracts

                         MASTER JOINT VENTURE AGREEMENT

         THIS MASTER JOINT VENTURE AGREEMENT ("Agreement") is entered into by and among OPTIMUMCARE CORPORATION, a Delaware corporation ("OptimumCare"), and PROFESSIONAL CARE SOURCE, INC., a California corporation ("Care Source"), Peggy Minnick, R.N. ("Minnick"), Teri Jolin, M.B.A. ("Jolin"), and Joseph H. Dadourian, Ed.D. ("Dadourian"), effective April 19, 1996 (the "Effective Date").

                                    RECITALS

         A. OptimumCare and Care Source are each in the business, among other things, of providing management and other administrative services to behavioral health care and counseling practices and clinics (the "Services").

         B. Minnick, Jolin and Dadourian are all of the Shareholders of Care Source (the "Care Source Principals").

         C. The parties desire to enter into a joint venture for the purpose of jointly providing Services at skilled nursing and other similar bed and board health care facilities (the "Facilities").

         D. The parties desire to form and operate the joint venture and to enter into such other arrangements as more fully described herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the covenants and conditions contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


1. Joint Venture. The parties agree to form a limited liability company (the "Company") under California law for the purpose of providing Services at Facilities. In order to accomplish the foregoing:

         a. Formation. The parties shall file with the Secretary of State of the State of California Articles of Organization for the Company pursuant to Title 2.5 of the California Corporations Code (the "Limited Liability Company Act") in substantially the same form as Exhibit "A" hereto (the "Articles") within ten (10) days of the Effective Date.

         b. Initial Capitalization. In exchange for their respective ownership interests, the parties shall make capital contributions to the Company as follows:

                  i) OptimumCare. OptimumCare shall contribute (1) the sum of fifty thousand dollars ($50,000) in cash upon the filing of the Articles and
(2) an additional sum, which together with the sum set forth in clause (1) of this subparagraph (i), shall not exceed in the aggregate the sum of two hundred thousand dollars ($200,000), which sum shall be calculated in accordance with the Business Plan (as hereinafter defined) and contributed at such times and in such amounts during the twenty four (24) month period following the filing of the Articles as determined by the management committee of the Company in its sole and absolute discretion. In return for the cash contributions described above and services rendered by OptimumCare during the organizational period of the Company, OptimumCare shall receive a seventy percent (70%) interest in the Company as more particularly described in the operating agreement of the Company (the "Operating Agreement").

                  ii) Care Source. Upon the filing of the Articles, Care Source shall contribute all of its rights and obligations under those certain agreements to provide Services at Facilities which are identified on Schedule 1 hereto (the "Facilities Contracts"), which are valued at twenty one thousand dollars ($21,000). In return for the assignment of the Facilities Contracts described above, Care Source shall receive a thirty percent (30%) interest in the Company as more particularly described in the Operating Agreement.

         c. Operating Agreement. The affairs of the Company shall be managed in accordance with the terms of the Operating Agreement which is attached hereto as Exhibit "B" (the "Operating Agreement"), which the parties shall execute concurrently with the execution of this Agreement.

         d. Business Plan. Upon the execution of this Agreement, Care Source shall submit to OptimumCare a written business plan for the Company and proposed budget for the first two (2) years of the Company's operations (collectively, the "Business Plan")..

2. Collection of Accounts. The parties agree that under this Agreement, Care Source is not contributing to the Company and neither the Company nor OptimumCare is acquiring from Care Source any assets of Care Source not specified in Section 1, paragraph b above, and all other assets of Care Source shall remain the sole property of Care Source, including, without limitation, any contract, agreement, lease of any nature or any cash or any of the accounts receivable of Care Source in existence as of the date upon which the Articles are filed.

3. Facilities Contracts. From and after the date upon which the Articles are filed, the Company shall assume and perform all of Care Source's rights, duties, and obligations under the Facility Contracts (other than obligations relating to any period prior to the date upon which the Articles are filed). Other than as provided in the preceding sentence, the Company shall not assume any obligations or liabilities of Care Source of any kind or nature, including, without limitation, contracts, leases, security agreements, trade payables, claims for malpractice, employee claims or liabilities or any other debts or liabilities of Care Source, all of which shall remain the obligations of Care Source.

4. Payment to Care Source Principals. Upon the filing of the Articles, OptimumCare shall pay each of the Care Source Principals eleven thousand dollars ($11,000) in cash. In addition, the Company shall pay Care Source two thousand five hundred dollars ($2,500) in cash for legal expenses incurred by Care Source.

5. Employment of Care Source Principals. Upon the filing of the Articles, the Care Source Principals shall become employees of the Company and Care Source shall cause each Care Source Principal to enter into an Employment Agreement with the Company in substantially the same form as Exhibit "C" hereto.

6. OptimumCare Stock Options. Upon the execution of the Employment Agreements, OptimumCare shall grant to each of the Care Source Principals options to purchase up to thirty three thousand (33,000) shares of OptimumCare common stock on the terms and conditions set forth therein. OptimumCare shall register the issuance of the shares issuable upon exercise of the stock options pursuant to the Stock Option Agreement on a registration statement on Form S-8.

7. Company's Principal Place of Business. OptimumCare agrees to make available to the Company up to two offices of leasable space at OptimumCare's Playa del Rey facility (the "OptimumCare Space") for use as the Company's principal place of business at no charge to the Company during the one (1) year period following the filing of the Articles. Thereafter, OptimumCare agrees that so long as the OptimumCare space is vacant or otherwise available, as determined in OptimumCare's sole and absolute discretion, OptimumCare shall make the OptimumCare space available to the Company at the then prevailing market rental rate for similar commercial space.

8.       Confidentiality; No Competition.

         a. Confidentiality. The parties hereto shall hold in confidence the information contained in this Agreement and each of them hereby acknowledges and agrees that all information related to this Agreement, not otherwise known to the public, is confidential and proprietary and is not to be disclosed to third persons without the prior written consent of each of the parties, except:

                  (i) To the extent necessary to comply with any law, rule or regulation, including, without limitation, any rule or regulation promulgated by the SEC, or the valid order of any governmental agency or any court of competent jurisdiction;

                  (ii) As part of its normal reporting or review procedure, to its auditors and its attorneys;

                  (iii) To the extent necessary to obtain appropriate insurance, to its insurance agent; or

                  (iv) As necessary to enforce its rights and perform its agreements and obligations under this Agreement.

         b. Noncompetition by Care Source and Care Source Principals. Care Source and each Care Source Principal hereby agrees that at all times during which Care Source has an ownership interest in the Company, and for a period of three (3) years following termination of such ownership interest for any reason whatsoever, neither Care Source nor any Care Source Principal shall, except as set forth on Exhibit "D-1" to this Agreement, either alone or with others, own in interest in, operate, manage, be a partner, director, stockholder, advisor or consultant to any entity which provides Services to Facilities within the State of California, or otherwise conducts an operation within the State of California which is similar in nature and/or scope to that of the Company (a, "Competing Business").

         c. Noncompetition by OptimumCare. OptimumCare hereby agrees that at all times during which OptimumCare has an ownership interest in the Company, and for a period of three (3) years following termination of such ownership interest for any reason whatsoever, OptimumCare shall not, except as set forth on Exhibit "D-2" to this Agreement, either alone or with others, own in interest in, operate, manage, be a partner, director, stockholder, advisor or consultant to a Competing Business.

         d. Remedies. OptimumCare, Care Source and each Care Source Principal acknowledges that the remedies at law for breach of the covenants herein contained are inadequate and that in the event of a breach or of a threatened breach by them of the provisions of this Agreement, the Company shall be entitled to preliminary and permanent injunctive relief to the fullest extent available under applicable law. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies available to the Company for such breach or threatened breach, including the recovery of damages from OptimumCare, Care Source or any of the Care Source Principals.

         e. Acknowledgements of OptimumCare, Care Source and the Care Source Principals. OptimumCare, Care Source and each Care Source Principal agrees that (a) their respective covenants and agreements under this Agreement have been given for adequate and valuable consideration; and (b) the restrictions and prohibitions contained in this Agreement applicable to them are reasonable in geographic scope, duration and in all other respects and are necessary for the protection of the legitimate business and commercial interests of the Company; and (c) each has and will have ample opportunity to obtain suitable employment with businesses other than a Competing Business and in fields otherwise not affected by this Agreement.

         f. Savings Clause. If any one or more of the provisions contained in this paragraph (f) shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the validity, legality or unenforceability of any other provisions of this Agreement. Such invalid, illegal or unenforceable provision or provisions shall be deemed to be modified to the extent necessary to render it, or them, valid, legal and enforceable, and if no such modification shall render it, or them, valid, legal and enforceable, then this paragraph (f) shall be construed as not containing the provision or provisions held to be invalid, illegal or unenforceable, and the rights and obligations of the parties shall be construed and enforced accordingly.

9. Representations and Warranties of Care Source. As of the Effective Date, Care Source represents and warrants as follows:

         a. Status; Authority. Care Source is a corporation duly organized, validly existing and in good standing under the laws of the State of California. Care Source has the power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and has obtained all necessary approvals therefor. Care Source has all requisite corporate power and authority to own, lease and operate its properties and to carry out its business as now being conducted. The Care Source Principals are the only shareholders of Care Source.

         b. Facility Contracts. Care Source is a party to all of the Facilities Contracts which are identified on Schedule 1, each of which is in full force and effect and all consents necessary for the assignment of the Facilities Contracts have been obtained or will be obtained prior to the filing of the Articles.

         c. Adverse Claims. To the best of Care Source's knowledge, there are no claims, actions, suits, litigation, administrative or governmental proceedings or investigations pending or threatened against Care Source which would materially affect Care Source's obligations hereunder.

         d. Financial Condition. There have been no material adverse changes in Care Source's financial condition since October 17, 1995.

         e. No Misrepresentations. To the best of the knowledge of Care Source and each of the Care Source Principals, after reasonable investigation, no representation or warranty by Care Source, and no statement or certificate furnished by Care Source to OptimumCare pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

10. Representations and Warranties of OptimumCare. As of the Effective Date, OptimumCare represents and warrants as follows:

         a. Status; Authority. OptimumCare is a corporation duly organized, and validly existing under the laws of the State of Delaware, and is authorized to do business in the State of California. OptimumCare has the power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and has obtained all necessary approvals therefor.

         b. No Misrepresentations. To the best of OptimumCare's knowledge after reasonable investigation, no representation or warranty by OptimumCare, and no statement or certificate furnished by OptimumCare to Care Source pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

11. Survival of Representations and Warranties. The representations and warranties of each of the parties as set forth herein shall expressly survive the filing of the Articles.

12.      Indemnification.

         a. Care Source. Care Source and each of the Care Source Principals shall indemnify, defend and hold OptimumCare and each of its directors, officers, shareholders, employees and agents harmless from and against any and all liabilities, losses, damages, claims, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees), arising out of or relating to:

                  i) any actions or omissions of Care Source or any of its directors, officers, shareholders (including the Care Source Principals) employees or agents acting on its behalf;

                  ii) all debts, liabilities or obligations of Care Source other than those expressly assumed by the Company under Section 4 above; and

                  iii) any inaccuracy in or breach or non-performance of any representation, warranty, covenant or agreement of Care Source contained in this Agreement or any agreement or document referred to herein or delivered in writing pursuant to this Agreement.

         b. OptimumCare. OptimumCare shall indemnify, defend and hold Care Source and its directors, officers, shareholders (including the Care Source Principals), employees and agents harmless from and against any and all liabilities, losses, damages, claims, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees), arising out of any inaccuracy in or breach or non-performance of any representation, warranty, covenant or agreement of OptimumCare contained in this Agreement or any agreement or document referred to herein or delivered in writing pursuant to this Agreement.

         c. No Representations and Warranties Made as to Legal Effect of Agreement. No representation, warranty or recommendation is made by either party to this Agreement regarding the legal sufficiency, legal effect or tax consequences of this Agreement or the transactions contemplated hereby.

13.      OptimumCare Buy-Out of Care Source.

         a. Mandatory Buy-Out in 5th Year. After the fifth (5th) anniversary of the filing of the Articles, but before the sixth (6th) anniversary of the filing of the Articles, OptimumCare shall purchase all of Care Source's interest in the Company (the "Mandatory Buy-Out") for the price and on the terms set forth in paragraph d below.

         b. 4th Year Buy-Out. At any time following the fourth (4th) anniversary of the filing of the Articles, but no later than the fifth (5th) anniversary of the filing of the Articles, the parties shall have the following rights (the "4th Year Options"):

                  i) OptimumCare may purchase all of Care Source's interest in the Company at the price and on the terms described in paragraph d below; and

                  ii) Care Source may request that OptimumCare purchase all of Care Source's interest in the Company, in which case, OptimumCare shall be obligated to purchase all of Care Source's interest in the Company within one hundred eighty (180) days of delivery of Care Source's request at the price and on the terms set forth in paragraph d below.

         The 4th Year Options may be exercised only by giving written notice to the other party, which notice shall specify the date upon which the purchase of Care Source's interest shall occur.

         c. Change of Control. In the event that there is any single sale, transfer, assignment, or other disposition, or any series (whether or not related) of sales, transfers, assignments or other dispositions of any of the issued and outstanding capital stock of OptimumCare which results in changing the "ownership" or "control" of OptimumCare, OptimumCare shall, as soon as practicable but in no event later than the effective date of such change, give written notice thereof to Care Source and within thirty (30) days of delivery of such notice, Care Source may request that OptimumCare or its successor in interest purchase all of Care Source's interest in the Company, in which case, OptimumCare (or its successor in interest) shall be obligated to purchase all of Care Source's interest in the Company (a "Change of Control Buy-Out") within one hundred eighty (180) days of Care Source's request at the price and on the terms set forth in paragraph d below. "Control" means possession, direct or indirect, of the power to elect or designate more than fifty percent (50%) of the governing board, or to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, as a general partner, by contract, or otherwise. "Ownership" means the possession, direct or indirect, of more than fifty percent (50%) of the beneficial ownership interests of an entity.

         d. Buy-Out Price and Terms of Payment. The purchase price for a Mandatory Buy-Out, the exercise of a 4th Year Option, or a Change of Control Buy-Out (in any such case referred to as the "Buy-Out") shall be determined by multiplying Care Source's percentage ownership in the Company on the last day of the month immediately preceding the month in which the purchase occurs by the product of five (5) times the amount of the Company's Net After-Tax Profit (as defined below) (the "Buy-Out Price"). For purposes of this Section 12, d, "Net After-Tax Profit" shall mean the product of: (i) the Company's Net Profit as reflected on its Form 1065 for the Company's taxable year most recently ended prior to the anniversary date that triggered the Buy-Out multiplied by (ii) the lesser of 40% or the percentage obtained by subtracting from 100% the sum of (A) the income tax rate then applicable to corporate income of $1,000,000 under the Internal Revenue Code plus (B) the product obtained by multiplying the income tax rate then applicable to corporate income of $1,000,000 under the law of the state in which the principal office of Care Source is located by the difference between 100% and the percentage described in "(A)" above. The Buy-Out Price shall be payable in full by OptimumCare upon the consummation of the purchase in cash, or, at the sole and absolute discretion of OptimumCare, in such number of shares of common stock of OptimumCare with a value equal to the Buy-Out Price (as shall be determined by dividing the Buy-Out Price with the average of the highest and lowest trading closing prices for OptimumCare's stock as reported on the last ten (10) days of the month immediately preceding the day the Buy-Out Price is paid), or any combination of cash and OptimumCare common stock. Notwithstanding the foregoing, OptimumCare shall pay the Buy-Out Price entirely in cash, unless on the date of payment of the Buy-Out Price: (i) the common stock of OptimumCare (or its successor in any merger or reorganization) is registered under Section 12(g) of the Securities Exchange Act of 1934, as amended; and (ii) OptimumCare's common stock (or the common stock of its successor in any merger or reorganization) is listed and traded on the OTB Bulletin Board Market or another national market or exchange.

14.      Rights of First Refusal.

         a. OptimumCare Grant of Rights of First Refusal. During the term of this Agreement and for a period of two (2) years following expiration or termination thereof, OptimumCare hereby irrevocably and unconditionally grants to the Company a continuing right of first refusal to participate on an equal basis with OptimumCare in the event that OptimumCare is offered an opportunity to acquire, own or enter into a contractual or investment relationship, directly or indirectly, in or with any person, corporation, partnership or other business entity (whether as an operator, owner, partner, shareholder, creditor, contractor, consultant or otherwise) which provides Services at Facilities (each, an "Opportunity") within the Service Area (as hereinafter defined). In the event that OptimumCare is offered an Opportunity, OptimumCare shall promptly deliver a true, complete and legible copy of the terms of such Opportunity (the "Offer") to the Company. The Company shall then have thirty (30) days following receipt of the Offer to either elect to exercise its right of first refusal to participate in the Opportunity in accordance with the terms of the Offer, or to refuse to exercise such right. In the event that the Company exercises its right of first refusal, the Company shall participate in the Opportunity in accordance with the provisions of the Offer. In the event that the Company elects not to exercise its right of first refusal, then OptimumCare shall be entitled for a period of sixty (60) days following the Company's election not to exercise its right of first refusal to participate in the Opportunity on its own or with any person, corporation, partnership or other business entity strictly in accordance with the terms of the Offer. In the event that the Opportunity is not consummated within said sixty (60)-day period, or the Offer is amended in any fashion whatsoever, the Company's right of first refusal shall automatically be reinstated hereunder. As used herein, the term "Service Area" shall mean the geographic area described on Exhibit "F."

         b. Care Source and Care Source Principals Grants of Rights of First Refusal. In consideration for the rights granted pursuant to paragraph a above, during the term of this Agreement and for a period of two (2) years following expiration or termination thereof, Care Source and each of the Care Source Principals (for purposes of this paragraph b, each of the foregoing is hereinafter defined as an "Offeree") hereby irrevocably and unconditionally grant to the Company a continuing right of first refusal to participate on an equal basis with them in the event that any of them is offered the an Opportunity within the Service Area. In the event that an Offeree is offered an Opportunity, the Offeree shall promptly deliver a true, complete and legible copy of the Offer to the Company. The Company shall then have thirty (30) days following receipt of the Offer to either elect to exercise its right of first refusal to participate in the Opportunity in accordance with the terms of the Offer, or to refuse to exercise such right. In the event that the Company exercises its right of first refusal, the Company shall participate in the Opportunity in accordance with the provisions of the Offer. In the event that the Company elects not to exercise its right of first refusal, then the Offeree shall be entitled for a period of sixty (60) days following the Company's election not to exercise its right of first refusal to participate in the Opportunity on its own or with any person, corporation, partnership or other business entity strictly in accordance with the terms of the Offer. In the event that the Opportunity is not consummated within said sixty (60)-day period, or the Offer is amended in any fashion whatsoever, the Company's right of first refusal shall automatically be reinstated hereunder.

15. Termination. Notwithstanding any other provision of this Agreement, this Agreement shall automatically terminate without notice in the event that Care Source fails to assign the Facilities Contracts to the Company in accordance with Section 1(b)(ii) of this Agreement.

16. Mandatory Repurchase. In the event the registration statement (the "Registration Statement") prepared and filed by the OptimumCare with the Securities Exchange Commission ("SEC") for the resale of the shares of common stock to be issued as a part of the Buy-Out Price (the "Buy-Out Shares") as required by the Registration Agreement set forth in Exhibit "D" has not been declared effective by the SEC on the date six (6) months following the payment of the Buy-Out Price, OptimumCare shall immediately purchase twenty percent (20%) of the Buy-Out Shares for cash at a price equal to the price at which the Buy-Out Shares were issued, namely the average of the highest and lowest trading closing prices for OptimumCare's stock as reported on the last ten (10) days of the month immediately preceding the day the Buy-Out Price was originally paid (the "Share Price"). Thereafter and until such time as the Registration Statement has been declared effective, OptimumCare shall have the obligation to repurchase, at Holder's election, twenty percent (20%) of the Buy-Out Shares at the Share Price on each one year anniversary of the initial mandatory repurchase pursuant to this paragraph 16. In the event in any year Holder does not elect for OptimumCare to repurchase twenty percent (20%) of the Buy-Out Shares, OptimumCare's obligation to repurchase twenty percent (20%) of the Buy-Out Shares for that year shall terminate. At such time as the Registration Statement has been declared effective, and has been kept effective and available for resales of Registrable Securities (as defined in the Registration Agreement) for the entire period required by Section 5(a) of the Registration Agreement, any and all obligation of OptimumCare to repurchase Buy-Out Shares pursuant to this paragraph shall immediately terminate and thereafter be of no further force and effect.

17.      Miscellaneous.

         a. Notices. All notices which are required or permitted to be given pursuant to this Agreement shall be in writing and shall be sufficient in all respects if delivered personally, by electronic facsimile (with a confirmation by registered or certified mail placed in the mail no later than the following day), or by registered or certified mail, postage prepaid, addressed to a party as indicated below:

                  If to OptimumCare:

                           OptimumCare Corporation
                           30011 Ivy Glenn Drive
                           Laguna Niguel, CA  92677
                           Attention:  Edward A. Johnson
                           Facsimile No.:  (714) 495-4316

                  If to Care Source or a Care Source Principal:

                           Professional Care Source, Inc.
                           c/o Teri L. Jolin
                           11328 Elderwood Street
                           Los Angeles, California  90049

         Notice shall be deemed to have been given upon transmittal thereof as to communications which are personally delivered or transmitted by electronic facsimile and, as to communications made by United States mail, on the third
(3rd) day after mailing. The above addresses may be changed by giving notice of such change in the manner provided above for giving notice.

         b. Headings. The headings of the sections of this Agreement are included for the purposes of convenience only and shall not affect the interpretation of any provision hereof.

         c. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed wholly within that state, irrespective of such state's choice-of-law principles.

         d. Partial Invalidity. If any provision of this Agreement is found to be invalid or unenforceable by any court or other lawful forum, such provision shall be ineffective only to the extent that it is in contravention of applicable laws without invalidating the remaining provisions of this Agreement, unless such invalidity or unenforceability would defeat an essential business purpose of this Agreement.

         e. Successors and Assigns. This Agreement and the rights, privileges, duties and obligations of the parties hereunder, shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assignees.

         f. Waiver. No waiver of or failure by any party to enforce any of the provisions, terms, conditions, or obligations herein shall be construed as a waiver of any subsequent breach of such provision, term, condition, or obligation, or of any other provision, term, condition, or obligation hereunder, whether the same or different in nature. No extension of time for performance of any obligations or acts shall be deemed an extension of the time for performance of any other obligations or acts.

         g. Time of the Essence. The parties agree that time is of the essence throughout the term of this Agreement and any extension or renewal thereof, and of every provision hereof in which time is an element. No extension of time for performance of any obligations or acts shall be deemed an extension of time for performance of any other obligations or acts.

         h. Expenses. Except as may be specifically provided for in this Agreement, all parties shall bear their own expenses incurred in connection with this Agreement and the transactions contemplated herein, including, but not limited to, legal and accounting fees.

         i. Attorneys Fees. Should either party institute any action or proceeding arising out of this Agreement the substantially prevailing party in any such action or proceeding shall be entitled to receive from the other party all costs and expenses, including reasonable attorneys' fees, incurred by the substantially prevailing party in connection with such action or proceeding. The determination of which party is the "substantially prevailing party," shall be made by the court or arbitrator, as applicable, at the time of the action or proceeding, as the case may be. Notwithstanding the foregoing, attorneys' fees incurred in enforcing any judgment are recoverable as a separate item and such agreement of the parties is intended to be severable from the other provisions of this Agreement and is intended to survive any judgment and is not to be deemed merged into any judgment.

         j. Further Assurances. Each party agrees, at its own cost, to do such further acts and things and to execute and deliver such additional agreements and instruments as the other may reasonably require to consummate, evidence or confirm the agreements contained herein in the manner contemplated hereby.

         k. Exhibits. All exhibits and schedules referred to in this Agreement are incorporated herein by this reference.

         l. Integration. This Agreement and all Exhibits and Schedules hereto constitute the entire agreement between the parties with regard to the subject matter hereof and thereof. This Agreement supersedes all previous agreements between or among the parties, expressly including that certain letter of intent from OptimumCare to Care Source dated December 18, 1995. There are no agreements, representations, or warranties between or among the parties other than those set forth in this Agreement or the documents and agreements referred to in this Agreement.

         m. Amendments. No amendment, modification, or supplement to this Agreement shall be binding on any of the parties unless it is reduced to writing and signed by each of the parties.

         n. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         o. Authority. Any individual signing this Agreement on behalf of an entity hereby represents and warrants in his/her individual capacity that he/she has full authority to do so on behalf of such entity.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Effective Date.

                                          OptimumCare Corporation,
                                          a Delaware corporation


                                          By:  /s/ Edward A. Johnson
                                               --------------------------------
                                               Edward A. Johnson, President

                                               Date: April 24, 1996
                                                    ---------------------------
                                          Professional Care Source, Inc.,
                                          a California corporation

                                          By:  /s/ Teri L. Jolin
                                               --------------------------------
                                               Name:  Teri L. Jolin
                                                    ---------------------------
                                               Title: President/CEO
                                                     --------------------------
                                               Date:  April 24, 1996
                                                    ---------------------------

                                          Care Source Principals:

                                          /s/ Peggy Minnick
                                          -------------------------------------
                                          Peggy Minnick, R.N.

                                          /s/ Teri Jolin
                                          -------------------------------------
                                          Teri Jolin, M.B.A.

                                          /s/ Joseph H. Dadourian
                                          -------------------------------------
                                          Joseph H. Dadourian, Ed.D.

                                    EXHIBIT A

                            Articles of Organization

                                   [Attached]

                              STATE OF CALIFORNIA
                           ACTING SECRETARY OF STATE
                                  TONY MILLER

                           LIMITED LIABILITY COMPANY
                            ARTICLES OF ORGANIZATION

           IMPORTANT - Read instructions before completing the form.
     This document is presented for filing pursuant to Section 17050 of the
                         California Corporations Code.

1.  Limited liability company name:    Optimum Care Source, LLC

2.  Latest date on which the limited liability company is to dissolve:
    May 1, 2025

3. The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the Beverly-Killea Limited Liability Company Act.

4. Enter the name of initial agent for service of process and check the appropriate provision below:
    Edward A. Johnson, which is

        [XX]  an individual residing in California. Proceed to Item 5.

        [  ]  a corporation which has filed a certificate pursuant to Section
              1505 of the California Corporations Code. Skip Item 5 and proceed to Item 6.

5. If the initial agent for service of process is an individual, enter a business or residential street address in California:
    Street address:  30011 Ivy Glenn Drive, Suite 219
    City:  Laguna Niguel            State:  CALIFORNIA       Zip Code:  92677

6.  The limited liability company will be managed by:  (check one)

    [  ] one manager       [  ] more than one manager     [XX] limited liability
                                                                company members

7.  If other matters are to be included in the articles of organization attach
    one or more separate pages.   Number of pages attached, if any:  None

8. It is hereby declared that I am the person who executed this instrument, which execution is my act and deed.


    ---------------------------------
    Signature of organizer

    EDWARD A. JOHNSON
    ---------------------------------
    Type or print name of organizer

    Date:                     , 19
         ---------------------

        INSTRUCTIONS FOR COMPLETING THE ARTICLES OF ORGANIZATION (LLC-1)
            All references are to the California Corporations Code
                           unless otherwise indicated.
                       Type or legibly print in black ink.

                             DO NOT ALTER THE FORM

Item 1. Enter the name of the limited liability company which must end with the words "LLC" or "Limited Liability Company." Do not enter periods between the letters in "LLC." The words "Limited" and "Company" may be abbreviated to "Ltd." and "Co." Section 17051(a)(1). The name of the limited liability company may not contain the words "bank", "insurance", "trust", "trustee", "incorporated", "inc.", "corporation", or "corp." Section 17052(d).

         PROFESSIONAL LIMITED LIABILITY COMPANIES ARE PROHIBITED FROM FORMING OR REGISTERING IN CALIFORNIA.

Item 2. Enter the latest date on which the limited liability company is to dissolve. Section 17051(a)(2).

Item 3. The articles of organization must contain the following statement of purpose which is preprinted on the form and may not be altered: "The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the Beverly-Killea Limited Liability Company Act." Section 17051(a)(3). If provisions limiting or restricting the business of the limited liability company are desired refer to Item 7 for instructions on attaching additional pages.

Item 4. Enter the name of the initial agent for service of process. Check the appropriate provision indicating whether the initial agent is an individual residing in California or a corporation which has filed a certificate pursuant to Section 1505. If an individual is designated proceed to Item 5. If a corporation is named skip Item 5 and proceed to
         Item 6. Section 17051(a)(5).

Item 5. If an individual is designated as the initial agent for service of process, enter a business or residential street address in California. Box number and "in care of" (c/o) are not acceptable. Do not enter an address if a corporation is designated as the initial agent for service of process. Section 17051(a)(5).

Item 6. Check the appropriate provision indicating whether the limited liability company is to be managed by one manager, more than one manager, or the limited liability company members. Section 17051(a)(6).

Item 7. The articles of organization may contain additional provisions including, but not limited to, provision limiting or restricting the business in which the limited liability company may engage, powers that the limited liability company may exercise, admission of members, events that will cause a dissolution, or limitations on the authority of managers or members to bind the limited liability company. Such matters must be submitted on single-sided, standard white paper. Number and identify each page as an attachment to the articles of organization. Enter the number of pages attached to the form, if any, in Item 7. Section 17051(c).

Item 8. The articles of organization must be executed with an original signature. Facsimiles and photocopies of the articles of organization are not acceptable for the purpose of filing with the Secretary of State. The person executing the articles of organization need not be a member or manager of the limited liability company. Section 17051(a).

- - The fee for filing the articles of organization with the Secretary of State is eighty dollars ($80). Section 17701(b).

- - Return the acknowledgement of filing to:              - Send the executed document and filing fee to:

  Name: Clare Richardson, Esq.                            Office of the Secretary of State
        -----------------------------------------         Limited Liability Company Unit
  Firm/Company: Foley Lardner Weissburg & Aronson         P.O. Box 944228
                ---------------------------------         Sacramento, California 94244-2280
  Address: 2049 Century Park East, Suite 3200
           --------------------------------------
  City: Los Angeles
        -----------------------------------------
  State: California     Zip Code: 90067-3271
         --------------           ---------------

                               JOSEPH H. DADOURIAN
                              244 ST. ALBANS AVENUE
                            SOUTH PASADENA, CA 91030


                                 April 24, 1996


OptimumCare Corporation
30011 Ivy Glenn Drive, Suite 219
Laguna Niguel, CA 92677

RE:      Acquisition of OptimumCare Corporation Securities

Gentlemen:

Pursuant to the Master Joint Venture Agreement by and among OptimumCare Corporation ("OptimumCare"), Professional Care Source, Inc., Peggy Minnick, R.N., Teri Jolin, M.b.A. and Joseph H. Dadourian effective April 24, 1996, OptimumCare may issue to the undersigned an undetermined number of shares of restricted OptimumCare common stock (the "Securities") in connection with the purchase of the undersigned's interest in the limited liability company being formed pursuant to the joint venture.

In connection with the acquisition of the Securities by the undersigned, the undersigned acknowledges and represents that:

1. The undersigned is in a financial position to hold the Securities for an indefinite period of time and is able to bear the economic risk and withstand a completed loss of the undersigned's investment in the Securities;

2. The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risk of an investment in the Securities;

3. The undersigned believes that an investment in the Securities is suitable for the undersigned based upon the undersigned investment objectives and financial needs, and the undersigned has adequate means for providing for the undersigned's current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities;

4. The undersigned has received and had the opportunity to review the Annual Report on Form 10-K for the period ended December 31, 1995 as filed with the Securities and Exchange Commission and has been given full and complete access to information regarding OptimumCare and has utilized such access to the undersigned's satisfaction for the purpose of obtaining such information regarding OptimumCare as the undersigned has reasonably requested; and, particularly, the undersigned has been given reasonable opportunity to ask questions of, and receive answers from, representatives of OptimumCare concerning the terms and conditions of the Securities and to obtain any additional information , to the extent reasonable available;

5. The undersigned realizes that (i) the acquisition of the Securities is a long-term investment; and (ii) the undersigned must bear the economic risk of investment for not less that two (2) years and the undersigned may still be unable to liquidate the undersigned's investment in the event of an emergency, or pledge the Securities as collateral for a loan thereafter.

6. The undersigned has been advised that at the time of issuance, the Securities will not be registered under the Securities Act of 1933 or applicable state securities laws and that the securities are being offered and sold pursuant to exemptions from such laws and that OptimumCare's reliance upon such exemptions is predicated in part on the undersigned's representations as contained herein. The undersigned represents and warrants that the Securities will be acquired for the undersigned's own account and for investment purposes only, and without the intention of reselling or redistributing the same; the undersigned has made no agreement with others regarding any of the Securities and the undersigned's financial condition is such that it is not likely that it will be necessary to dispose of any of such Securities in the foreseeable future. The undersigned is aware that, in the view of the Securities and Exchange Commission, a purchase of the Securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of OptimumCare, or in connection with a contemplated liquidation settlement of any loan obtained for the acquisition of such Securities and for which such securities were pledged, would represent an intent inconsistent with the representations set forth above.

7. A legend shall be placed on any certificate representing the Securities substantially to the following effect:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED (THE "ACT"), AND HAS BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REQUIREMENTS FOR SUCH REGISTRATION PROVIDED IN THE ACT. AS SUCH, THE PURCHASE OF THIS SECURITY WAS MADE WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION.

8. The undersigned is informed of the significance to OptimumCare of the foregoing representations, agreements and consents, and they are made with the intention that OptimumCare will rely on them.

9. The undersigned represents and warrants that the undersigned is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Securities in the State of California.

                                              Very truly yours,



                                              JOSEPH H. DADOURIAN

                                  TERI L. JOLIN
                             11328 ELDERWOOD STREET
                              LOS ANGELES, CA 90049


                                 April 24, 1996


OptimumCare Corporation
30011 Ivy Glenn Drive, Suite 219
Laguna Niguel, CA 92677

RE:      Acquisition of OptimumCare Corporation Securities

Gentlemen:

Pursuant to the Master Joint Venture Agreement by and among OptimumCare Corporation ("OptimumCare"), Professional Care Source, Inc., Peggy Minnick, R.N., Teri Jolin, M.b.A. and Joseph H. Dadourian effective April 24, 1996, OptimumCare may issue to the undersigned an undetermined number of shares of restricted OptimumCare common stock (the "Securities") in connection with the purchase of the undersigned's interest in the limited liability company being formed pursuant to the joint venture.

In connection with the acquisition of the Securities by the undersigned, the undersigned acknowledges and represents that:

1. The undersigned is in a financial position to hold the Securities for an indefinite period of time and is able to bear the economic risk and withstand a completed loss of the undersigned's investment in the Securities;

2. The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risk of an investment in the Securities;

3. The undersigned believes that an investment in the Securities is suitable for the undersigned based upon the undersigned investment objectives and financial needs, and the undersigned has adequate means for providing for the undersigned's current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities;

4. The undersigned has received and had the opportunity to review the Annual Report on Form 10-K for the period ended December 31, 1995 as filed with the Securities and Exchange Commission and has been given full and complete access to information regarding OptimumCare and has utilized such access to the undersigned's satisfaction for the purpose of obtaining such information regarding OptimumCare as the undersigned has reasonably requested; and, particularly, the undersigned has been given reasonable opportunity to ask questions of, and receive answers from, representatives of OptimumCare concerning the terms and conditions of the Securities and to obtain any additional information , to the extent reasonable available;

5. The undersigned realizes that (i) the acquisition of the Securities is a long-term investment; and (ii) the undersigned must bear the economic risk of investment for not less that two (2) years and the undersigned may still be unable to liquidate the undersigned's investment in the event of an emergency, or pledge the Securities as collateral for a loan thereafter.

6. The undersigned has been advised that at the time of issuance, the Securities will not be registered under the Securities Act of 1933 or applicable state securities laws and that the securities are being offered and sold pursuant to exemptions from such laws and that OptimumCare's reliance upon such exemptions is predicated in part on the undersigned's representations as contained herein. The undersigned represents and warrants that the Securities will be acquired for the undersigned's own account and for investment purposes only, and without the intention of reselling or redistributing the same; the undersigned has made no agreement with others regarding any of the Securities and the undersigned's financial condition is such that it is not likely that it will be necessary to dispose of any of such Securities in the foreseeable future. The undersigned is aware that, in the view of the Securities and Exchange Commission, a purchase of the Securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of OptimumCare, or in connection with a contemplated liquidation settlement of any loan obtained for the acquisition of such Securities and for which such securities were pledged, would represent an intent inconsistent with the representations set forth above.

7. A legend shall be placed on any certificate representing the Securities substantially to the following effect:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED (THE "ACT"), AND HAS BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REQUIREMENTS FOR SUCH REGISTRATION PROVIDED IN THE ACT. AS SUCH, THE PURCHASE OF THIS SECURITY WAS MADE WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION.

8. The undersigned is informed of the significance to OptimumCare of the foregoing representations, agreements and consents, and they are made with the intention that OptimumCare will rely on them.

9. The undersigned represents and warrants that the undersigned is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Securities in the State of California.

                                               Very truly yours,



                                               TERI L. JOLIN

                               MARGARET M. MINNICK
                                 531 VALLOMBROSA
                               PASADENA, CA 91107


                                 April 24, 1996


OptimumCare Corporation
30011 Ivy Glenn Drive, Suite 219
Laguna Niguel, CA 92677

RE:      Acquisition of OptimumCare Corporation Securities

Gentlemen:

Pursuant to the Master Joint Venture Agreement by and among OptimumCare Corporation ("OptimumCare"), Professional Care Source, Inc., Peggy Minnick, R.N., Teri Jolin, M.b.A. and Joseph H. Dadourian effective April 24, 1996, OptimumCare may issue to the undersigned an undetermined number of shares of restricted OptimumCare common stock (the "Securities") in connection with the purchase of the undersigned's interest in the limited liability company being formed pursuant to the joint venture.

In connection with the acquisition of the Securities by the undersigned, the undersigned acknowledges and represents that:

1. The undersigned is in a financial position to hold the Securities for an indefinite period of time and is able to bear the economic risk and withstand a completed loss of the undersigned's investment in the Securities;

2. The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risk of an investment in the Securities;

3. The undersigned believes that an investment in the Securities is suitable for the undersigned based upon the undersigned investment objectives and financial needs, and the undersigned has adequate means for providing for the undersigned's current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities;

4. The undersigned has received and had the opportunity to review the Annual Report on Form 10-K for the period ended December 31, 1995 as filed with the Securities and Exchange Commission and has been given full and complete access to information regarding OptimumCare and has utilized such access to the undersigned's satisfaction for the purpose of obtaining such information regarding OptimumCare as the undersigned has reasonably requested; and, particularly, the undersigned has been given reasonable opportunity to ask questions of, and receive answers from, representatives of OptimumCare concerning the terms and conditions of the Securities and to obtain any additional information , to the extent reasonable available;

5. The undersigned realizes that (i) the acquisition of the Securities is a long-term investment; and (ii) the undersigned must bear the economic risk of investment for not less that two (2) years and the undersigned may still be unable to liquidate the undersigned's investment in the event of an emergency, or pledge the Securities as collateral for a loan thereafter.

6. The undersigned has been advised that at the time of issuance, the Securities will not be registered under the Securities Act of 1933 or applicable state securities laws and that the securities are being offered and sold pursuant to exemptions from such laws and that OptimumCare's reliance upon such exemptions is predicated in part on the undersigned's representations as contained herein. The undersigned represents and warrants that the Securities will be acquired for the undersigned's own account and for investment purposes only, and without the intention of reselling or redistributing the same; the undersigned has made no agreement with others regarding any of the Securities and the undersigned's financial condition is such that it is not likely that it will be necessary to dispose of any of such Securities in the foreseeable future. The undersigned is aware that, in the view of the Securities and Exchange Commission, a purchase of the Securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of OptimumCare, or in connection with a contemplated liquidation settlement of any loan obtained for the acquisition of such Securities and for which such securities were pledged, would represent an intent inconsistent with the representations set forth above.

7. A legend shall be placed on any certificate representing the Securities substantially to the following effect:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED (THE "ACT"), AND HAS BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REQUIREMENTS FOR SUCH REGISTRATION PROVIDED IN THE ACT. AS SUCH, THE PURCHASE OF THIS SECURITY WAS MADE WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION.

8. The undersigned is informed of the significance to OptimumCare of the foregoing representations, agreements and consents, and they are made with the intention that OptimumCare will rely on them.

9. The undersigned represents and warrants that the undersigned is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Securities in the State of California.

                                             Very truly yours,



                                             MARGARET M. MINNICK

                      NON-QUALIFIED STOCK OPTION AGREEMENT


THIS STOCK OPTION AGREEMENT ("Agreement") is entered into as of this 24th day of April, 1996 by and between OPTIMUMCARE CORPORATION, a Delaware corporation ("Corporation"), and ____________ ("Optionee").

                                A G R E E M E N T

It is hereby agreed as follows:

1. GRANT OF OPTIONS The Corporation hereby grants to Optionee, Options ("Options") to purchase all or any part of Thirty-Three Thousand (33,000) Shares, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this reference, and upon the other terms and conditions set forth herein.

2. OPTION PERIOD The Options shall be exercisable at any time during the period commencing on the following dates (subject to the provisions of Section 10) and expiring on the following dates:


         Number of Options                           Exercisable Effective                       Expiration Date
         -----------------                           ---------------------                       ---------------
         6,660                                       April 24, 1997                              April 23, 2001
         6,660                                       April 24, 1998                              April 23, 2001
         6,660                                       April 24, 1999                              April 23, 2001
         6,660                                       April 24, 2000                              April 23, 2001
         6,660                                       April 24, 2001                              April 23, 2002

3. METHOD OF EXERCISE The Options shall be exercisable by Optionee by giving written notice to the Corporation of the election to purchase and of the number of shares Optionee elects to purchase, such notice to be accompanied by such other executed instruments or documents as may be required by the Committee pursuant to this Agreement, and unless otherwise directed by the Committee, Optionee shall at the time of such exercise tender the purchase price of the share he has elected to purchase. An Optionee may purchase less than the total number of shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than One Hundred (100) shares . If Optionee shall not purchase all of the shares which he is entitled to purchase under the Options, his right to purchase the remaining unpurchased shares shall continue until expiration of the Options. The Options shall be exercisable with respect of whole shares only, and fractional share interests shall be disregarded.

4. AMOUNT OF PURCHASE PRICE The purchase price per share for each share which Optionee is entitled to purchase under the Options shall be $.92 per Share, which is eighty five percent (85%) of the fair market value per share on the date of the grant of the Options as determined in good faith by the Board of Directors of the Corporation.

5. PAYMENT OF PURCHASE PRICE At the time of Optionee's notice of exercise of the Options, Optionee shall tender in cash or by certified or bank cashier's check payable to the Corporation, the purchase price for all shares then being purchased.

6. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. As used herein, the term "Adjustment Event" means an event pursuant to which the outstanding Shares of the Corporation are increased, decreased or change into, or exchanged for a different number or kind of shares or securities, without receipt of consideration by the Corporation, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of an Adjustment Event, (i) appropriate and proportionate adjustments shall be made to the number and kind and exercise price for the shares subject to the Options, and
         (ii) appropriate amendments to this Agreement shall be executed by the Corporation and Optionee if the Corporation determines that such an amendment is necessary or desirable to reflect such adjustments. The determination by the Corporation as to what adjustments, amendments or arrangements shall be made pursuant to this Section 6, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued on account of any such adjustment or arrangement.

7. NO RIGHTS TO CONTINUED RELATIONSHIP. Nothing contained in this Agreement shall obligate the Corporation to have any relationship with Optionee for any period or interfere in any way with the right of the Corporation to terminate the relationship with Optionee at any time.

8. TIME OF GRANTING OPTIONS The time the Options shall be deemed granted, sometimes referred to herein as the "date of grant", shall be April 18, 1996.

9. PRIVILEGES OF STOCK OWNERSHIP Optionee will not be entitled to the privileges of stock ownership as to any shares not actually issued and delivered to Optionee. No shares shall be purchased upon the exercise of any Options unless and until, in the opinion of the Corporation's counsel, any then applicable requirements of and laws, or governmental or regulatory agencies having jurisdiction, and of any exchanges upon which the stock of the Corporation may be listed shall have been fully complied with.

10. SECURITIES LAWS COMPLIANCE The Corporation will diligently endeavor to comply with all applicable securities laws before any stock is issued pursuant to the Options. Without limiting the generality of the foregoing, the Corporation may require from the Optionee such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary in order to comply with the Securities Act of 1933 as then in effect, and may require that the Optionee agree that any sale of the shares will be made only in such manner as is permitted by the Committee. The Committee may in its discretion cause the shares underlying the Options to be registered under the Securities Act of 1933 as amended by filing a Form S-8 Registration Statement covering the Options and the shares underlying the Options. Optionee shall take any action reasonably requested by the Corporation in connection with registration or qualification of the shares under federal or state securities laws.

11. SHARES SUBJECT TO LEGEND If deemed necessary by the Corporation's counsel, all certificates issued to represent Shares purchased upon exercise of the Options shall bear such appropriate legend conditions as counsel for the Corporation shall require.

12. COMPLIANCE WITH APPLICABLE LAWS. The Corporation's obligation to issue shares of its Common stock upon exercise of the Options is expressly conditioned upon the completion by the Corporation of any registration or other qualification of such shares under state and/or federal laws or rulings or regulations of any governmental regulatory body, or the making of such investment representations or other representations and undertakings by the Optionee or any person entitled to exercise the Option in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the committee shall, in its sole discretion, deem necessary or advisable. Such required representations and undertakings may include representations and agreements that the Optionee or any person entitled to exercise the Option (i) is not purchasing such shares for distribution and (ii) agrees to have placed upon the face and reverse of any certificates a legend setting forth any representations and undertakings which have been given to the Committee or a reference thereto.

13.      MISCELLANEOUS

         13.1 Binding Effect. This Agreement shall bind and inure to the benefit of the successors, assigns, transferees, agents, personal representatives, heirs and legatees of the respective parties.

         13.2 Further Acts. Each party agrees to perform any further acts and execute and deliver any documents which may be necessary to carry out the provisions of this Agreement.

         13.3 Amendment This Agreement may be amended at any time by the written agreement of the corporation and the Optionee.

         13.4 Syntax. Throughout this Agreement, whenever the context so requires, the singular shall include the plural, and the masculine gender shall include the feminine and neuter genders. The headings and captions of the various Sections hereof are for convenience only and they shall not limit, expand or otherwise effect the construction or interpretation of this Agreement.

         13.5 Choice of Law. The parties hereby agree that this Agreement has been executed and delivered in the State of California and shall be construed, enforced and governed by the laws thereof. This Agreement is in all respects intended by each party hereto to be deemed and construed to have been jointly prepared by the parties and the parties hereby expressly agree that any uncertainty or ambiguity existing herein shall not be interpreted against either of them.

         13.6 Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on the remaining provisions of this Agreement.

         13.7 Notices. All notices, requests, demands, and other communications given, or required to be given pursuant to the terms of this Agreement shall be in writing and may be delivered in person (by hand, messenger, or other confirmable form of delivery), or be sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows, or by Federal Express or other nationally recognized overnight courier service, addressed as follows, or by facsimile transmission, to the following respective numbers, followed by a copy being delivered in person, by mail, or by overnight courier as specified herein:

                    If to Optionee:



                    If to Corporation:        OptimumCare Corporation
                                              30011 Ivy Glenn Drive, Suite 219
                                              Laguna Niguel, California 92677


         Either party may, by written notice to the other, specify a different address or number for notice purposes. Any notice sent to the party to whom it is addressed in accordance with this paragraph will be deemed to have been given (i) when received, if personally delivered; (ii) if sent by registered or certified mail, return receipt requested, upon the date of delivery shown on the receipt card, or if no date is shown, the postmark thereon; (iii) if sent via Federal Express or other nationally recognized overnight courier, one (1) business day after deposit with such overnight courier; or (iv) if sent by facsimile transmission, on the day on which it is sent, if receipt of transmission is confirmed by telephone. If notice is received on a

         Saturday, Sunday or legal holiday, it will be deemed to have been given and received on the next following business day.

         13.8 Entire Agreement. This Agreement constitutes the entire Agreement between the parties hereto pertaining to the subject matter hereof, this Agreement supersedes all prior and contemporaneous Agreements and understandings of the parties, and there are no warranties, representations or other Agreements between the parties in connection with the subject matter hereof except as set forth or referred to herein. No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision hereof (whether or not similar) nor shall waiver constitute a continuing waiver.

         13.9 Attorney's Fees. In the event that any party to this Agreement institutes any action or proceeding, including but not limited to, litigation or arbitration, to preserve, to protect or to enforce any right or benefit created by or granted under this Agreement, the prevailing party in each respective such action or proceeding shall be entitled, in addition to any and all other relief granted by a court or other tribunal or body, as may be appropriate, to an award in such action or proceeding of that sum of money which represents the attorneys' fees reasonably incurred by the prevailing party therein in filing or otherwise instituting and in prosecuting or otherwise pursuing or defending such action or proceeding, and additionally, the attorneys' fees reasonable incurred by such prevailing party in negotiating any and all matters underlying such action or proceeding and in preparation for instituting or defending such action or proceeding.

         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first set forth above.

                            "CORPORATION"


                            OPTIMUMCARE CORPORATION,
                            a Delaware Corporation

                            By:__________________________
                                   EDWARD A. JOHNSON
                                   PRESIDENT

                            "OPTIONEE"

                               __________________________

                                                                     EXHIBIT E-2
                                   EXHIBIT E-1

                OptimumCare Activities Not Subject to Section 8.c

                  (1)      Associated Medical Psychiatrists
                           Lakewood, California

                  (2)      Psychological Healthcare
                           Lakewood, California

                  (3)      Aegis Psychological Corp.
                           Mission Hills, California

                  (4) Behavioral Health Information Management Systems Mission Hills, California

                  (5)      Valley Oaks Behavioral Medical Group
                           Westlake, California

                  (6)      Center for Behavioral Services
                           West Los Angeles, California

                  (7) Northern California Group Practice Alliance Northern California

                  (8)      College Health I.P.A.
                           Cerritos, California

                                                                     EXHIBIT E-2
                                   EXHIBIT E-2

          Care Source Principals' Activities Not Subject to Section 8.b

Peggy Minnick

1. Positions as CEO-CPC and consultant of Alhambra Hospital-acute psychiatric hospital.

2. Consultation regarding management and clinical issues of operating acute psychiatric hospitals and acute psychiatric units.

3. Consultation regarding nursing management and regulatory agency compliance for skilled nursing facilities.

4. Owning/operating adult board and care facilities and residential care facilities for the elderly.

Joseph H. Dadourian

1. Consultation to Psychiatric Hospitals on Behavioral Health Systems: identifying and developing new business opportunities in the area of mental health services.

2. Consultation and training to med/surg and SNF hospital's related to patient care, employee issues, violence in the workplace and critical incident stress management.

3. Consultation and training programs to residential care facilities, board and care and group homes related to clinical issues, employee issues, violence in the workplace and critical incident stress management.

4. Rendering of psychological care in all appropriate settings, i.e., hospital outpatient, board and care, skilled nursing facilities, residential care facilities, etc.

5.       Rendering of all aspects of employee assistance services.

6. Behavioral health consultation to business and industries related to a variety of issues involving employees.

7. Professional trainer on issues related to behavioral health in the workplace.

EXHIBIT E-2

                                                                     EXHIBIT E-2

8. Partner in A Accredited Psychiatric Medical Group, Inc., a multidisciplinary psychiatric/psychological private practice offering a full range of services from outpatient to inpatient to residential facilities.

Teri L. Jolin

1. Consultation to health care clients regarding marketing and business development in areas outside of behavioral health services in skilled nursing facilities.

2. Conducting sales training as an independent contractor to Vital Learning for all industry clients.

                                   SCHEDULE 1

                              Facilities Contracts

                           Alcott Rehabilitation Hospital
                           3551 West Olympic Boulevard
                           Los Angeles, California  90019

                           Citrus Nursing Center
                           9440 Citrus Avenue
                           Fontana, California  92335

                           Citrus Retirement Center
                           9448 Citrus Avenue
                           Fontana, California  92335

                           Extended Care Hospital of Riverside
                           8171 Magnolia
                           Riverside, California 93504

                           Del Mar Convalescent Hospital
                           3136 North Del Mar Avenue
                           Rosemead, California  91770

                           Fountain Care Center
                           1835 West La Veta Avenue
                           Orange, California 92668-4196

                           Garden Park Care Center
                           12681 Haster Street
                           Garden Grove, California  92640

                           Laurel Convalescent Hospital
                           7509 North Laurel Avenue
                           Fontana, California  92336

                           Monterey Park Convalescent Hospital
                           416 North Garfield Avenue
                           Monterey Park, California  91754

                           North Valley Nursing Center
                           7660 Wyngate Street
                           Tujunga, California  91042

                           Paramount Convalescent Center
                           8558 East Rosecrans Avenue
                           Paramount, California  90723

                           Park Regency Retirement Center
                           1750 West La Habara Boulevard
                           La Habra, California  90631

Schedule 1
Page 2



                           Sun Mar Nursing Center
                           1720 West Orange Avenue
                           Anaheim, California  92804

                           Sunset Manor Convalescent Hospital
                           2720 Nevada Avenue
                           El Monte, California  91733



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